EXHIBIT 21.1

SUBSIDIARIES OF PINNACLE FINANCIAL PARTNERS, INC.

Ownership Percentage Name			Place of Incorporation
100%	Pinnacle Bank		Tennessee
	100%	Synovus Trust Company, National Association	National
	100%	PNFP Aviation, LLC	Tennessee
	100%	HPB Insurance Group, Inc.	North Carolina
	100%	PNFP Credit Corp. – VA	Virginia
	100%	PNFP Credit Corp.	North Carolina
	100%	Pinnacle NC Investments, Inc.	Tennessee
	50%	Cresent Bluff II SP, LLC	Tennessee
	100%	Apex Cardmember Services, Inc.	Tennessee
	100%	My Apex Card, Inc.	Tennessee
	100%	Pinnacle Financial Advisory Group, Inc.	Tennessee
	100%	Pinnacle Financial Advisors, Inc.	Tennessee
	100%	JB&B Capital, LLC	Tennessee
		100% JPM Financial, LLC	Tennessee
	49%	Banker’s Healthcare Group	Florida
	100%	Pinnacle Community Development, Inc.	Tennessee
		100% PCD Investment Fund 1, LLC	Tennessee
	100%	Miller, Loughry & Beach Insurance Services, Inc.	Tennessee
	100%	PNB Holding Co. 1, Inc.	Tennessee
	100%	PNFP Capital Markets	Tennessee
	100%	Pinnacle Community Development SLP, Inc.	Delaware
	100%	PNFP SR 2022 Solar Trust	Delaware
	100%	PNFP SR 2023 Solar Trust	Delaware
	100%	PNFP SR 2023 LPC Solar Trust	Delaware
	100%	PNFP SR 2024 Solar Trust	Delaware
	100%	PNFP SR 2025 LPC Solar Trust	Delaware
	100%	PNFP SPV I, LLC	Delaware
	100%	PFP Title Company	Tennessee
		100% PNFP Holdings, Inc.	Nevada
		100% PNFP Properties, Inc.	Maryland
	100%	Advocate Capital Inc.	Tennessee
		100% AdvoCap Insurance Agency, Inc.	Tennessee
	40%	Orchid, LLC	Alabama
	100%	Global Financial Distributors, Inc.	Georgia
	100%	CB&T Special Limited Partner, L.L.C.	Georgia
	30%	Tuscaloosa Riverfront Development, LLC	Alabama
	99.99%	CB&T Housing Fund Investor, L.L.C.	Georgia

As of March 31, 2026

Ownership Percentage Name			Place of Incorporation
		99% Boston Capital Columbus Tax Credit Fund, A Limited Partnership	Massachusetts
100%		Synovus Equity Investments, Inc.	Georgia
	100%	Synovus Special Limited Partner, LLC	Georgia
60%		Qualpay, Inc.	Delaware
100%		Synovus CAHEC CEF XXI, LLC	Georgia
100%		Synovus CAHEC SCPF 2017, LLC	Georgia
100%		Synovus Stratford 25 2017, LLC	Georgia
100%		Synovus RJ SIF 2018, LLC	Georgia
100%		Synovus Caroline Arms 2018, LLC	Georgia
100%		Synovus BC Federal Investor 2018, LLC	Georgia
100%		Synovus 42EP 2019, LLC	Georgia
100%		Synovus Stratford 33 2019, LLC	Georgia
100%		Synovus Harper Woods 2020, LLC	Georgia
100%		Synovus Liberty Hill 2020, LLC	Georgia
100%		Synovus Blythewood 2020, LLC	Georgia
100%		Synovus Woodstone 2020, LLC	Georgia
100%		Synovus Viera 2020, LLC	Georgia
100%		Synovus Erath II 2020, LLC	Georgia
100%		Synovus Creekside 2020, LLC	Georgia
100%		Synovus Parc Hill 2020, LLC	Georgia
100%		Synovus Parc Hill II 2020, LLC	Georgia
100%		Synovus Sam Lane 2020, LLC	Georgia
100%		Synovus Farmington Hills 2020, LLC	Georgia
100%		Synovus Harmony 2020, LLC	Georgia
100%		Synovus Clinton Manor 2020, LLC	Georgia
100%		Synovus Friendship Court 2020, LLC	Georgia
100%		Synovus Newberry Arms 2020, LLC	Georgia
100%		Synovus Mango Terrace 2020, LLC	Georgia
100%		Synovus St. Andrew 2020, LLC	Georgia
100%		Synovus Eastleigh 2020, LLC	Georgia
100%		Synovus Dothan I 2020, LLC	Georgia
100%		Synovus Amelia Village 2020, LLC	Georgia
100%		Synovus Columbia Village 2020, LLC	Georgia
100%		Synovus Sulphur Springs 2021, LLC	Georgia
100%		Synovus Hollywood 2021, LLC	Georgia
100%		Synovus Ashlynn Ridge 2021, LLC	Georgia
100%		Synovus Harwick 2021, LLC	Georgia
100%		Synovus NMTC 2021, LLC	Georgia
100%		Synovus Lawson’s Ridge 2021, LLC	Georgia
100%		Synovus Park Towers 2021, LLC	Georgia
100%		Synovus Northgate 2021, LLC	Georgia
100%		Synovus Rossville 2021, LLC	Georgia

As of March 31, 2026

Ownership Percentage Name		Place of Incorporation
100%	Synovus Archer Green 2021, LLC	Georgia
100%	Synovus POL 2021, LLC	Georgia
100%	Synovus Alafaya 2021, LLC	Georgia
100%	Synovus Marble Valley 2021, LLC	Georgia
100%	Synovus Peppertree 2021, LLC	Georgia
100%	Synovus Rollingwood 2021, LLC	Georgia
100%	Synovus Legion Park 2021, LLC	Georgia
100%	Synovus Wellington 2021, LLC	Georgia
100%	Synovus EMG 2021, LLC	Georgia
100%	Synovus Highlands Kayne 2021, LLC	Georgia
100%	Synovus Independence Landing 2022, LLC	Georgia
100%	Synovus West Point 2022, LLC	Georgia
100%	Synovus Indigo 2022, LLC	Georgia
100%	Synovus Pintail 2022, LLC	Georgia
100%	Synovus Augustine 2022, LLC	Georgia
100%	Synovus Crosswinds 2022, LLC	Georgia
100%	Synovus Austin Commons 2022, LLC	Georgia
100%	McMinn TN 2022, LLC	Georgia
100%	Evergreen AL 2022, LLC	Georgia
100%	Dry Creek AL 2022, LLC	Georgia
100%	Sterling Heights AL 2022, LLC	Georgia
100%	Mockingbird Alabama 2022, LLC	Georgia
100%	Westgate FL 2023, LLC	Georgia
100%	Brookhollow TN 2023, LLC	Georgia
100%	Watauga FL 2023, LLC	Georgia
100%	Hohenwald TN 2023, LLC	Georgia
100%	Cedar Terrace Alabama 2023, LLC	Georgia
100%	Sand Mountain AL 2023, LLC	Georgia
100%	Eutaw AL 2023, LLC	Georgia
100%	Gateway SC 2024, LLC	Georgia
100%	TW FL 2023, LLC	Georgia
100%	JMV FL 2024, LLC	Georgia
100%	Creel AL 2024, LLC	Georgia
100%	BTT TN 2024, LLC	Georgia
100%	HAP TN 2024, LLC	Georgia
100%	Settlement Manor SC 2024, LLC	Georgia
100%	Cooper Green AL 2024, LLC	Georgia
100%	Addison SC 2024, LLC	Georgia
100%	Gateway Charleston SC 2024, LLC	Georgia
100%	Palms Landing FL 2024, LLC	Georgia
100%	Osprey FL 2024, LLC	Georgia
100%	John’s Island SC 2024, LLC	Georgia
100%	Bayside FL 2025, LLC	Georgia

As of March 31, 2026

Ownership Percentage Name			Place of Incorporation
100%	Heritage Gardens AL 2025, LLC		Georgia
100%	Griffin AL 2025, LLC		Georgia
100%	Emerald Springs FL 2025, LLC		Georgia
100%	Harper’s Landing AL 2025, LLC		Georgia
100%	Danbury SC 2025, LLC		Georgia
100%	Danbury SC State 2025, LLC		Georgia
100%	Magnolia SC 2025, LLC		Georgia
100%	Magnolia SC State 2025, LLC		Georgia
100%	Urick FL 2025, LLC		Georgia
100%	Autumn Lake TN 2025, LLC		Georgia
100%	Synovus RE Holdings, LLC		Georgia
100%	Magnolia Trail FL 2025, LLC		Georgia
100%	Peaks of Knox TN 2025, LLC		Georgia
100%	Peaks of Knox II, LLC		Georgia
100%	Gibson Park GA 2025, LLC		Georgia
100%	Pleasant Hill GA 2026, LLC		Georgia
100%	Harbor Pointe 2025, LLC		Georgia
100%	Fountain RE Holdings, LLC		Alabama
100%	CIC Georgia Fund I 2025, LLC		Georgia
100%	Orchard Commons SC 2026, LLC		Georgia
100%	Gateway GA 2026, LLC		Georgia
100%	Chattahoochee Community Investment, LLC		Georgia
	100%	CCI DHM Catoosa 2022, LLC	Georgia
	100%	CCI State Hazel Park 2022, LLC	Georgia
	100%	CCI Federal Hazel Park 2022, LLC	Georgia
	100%	CCI Ashton 2022, LLC	Georgia
	100%	CCI State DHM Catoosa 2023, LLC	Georgia
	100%	CCI Federal DHM Macon 2023, LLC	Georgia
	100%	CCI State DHM Macon 2023, LLC	Georgia
	100%	CCI BSV 2023, LLC	Georgia
	100%	CCI Mountain Woods 2023, LLC	Georgia
	100%	CCI Arbours 2023, LLC	Georgia
	100%	CCI Creekstone 2023, LLC	Georgia
	100%	CCI Historic Wagon Works 2024, LLC	Georgia
	100%	CCI Wagon Works Fed 2024, LLC	Georgia
	100%	CCI Wagon Works State 2024, LLC	Georgia
	100%	CCI Homerville 2024, LLC	Georgia
	100%	CCI Terraces at OT 2024, LLC	Georgia
	100%	CCI WW River Homes 2024, LLC	Georgia
	100%	CCI Autumn Ridge 2024, LLC	Georgia
	100%	CCI Jones Villas 2024, LLC	Georgia
	100%	CCI Northside Hills 2024, LLC	Georgia
	100%	CCI Durelee 2024, LLC	Georgia

As of March 31, 2026

Ownership Percentage Name			Place of Incorporation
	100%	CCI Magnolia 2024, LLC	Georgia
	100%	CCI 904 2025, LLC	Georgia
	100%	CCI Avondale 2025, LLC	Georgia
100%	Synovus Securities, Inc.		Georgia
100%	Pinnacle Wealth Advisors, Inc.		Tennessee
100%	Apex Captive Insurance Company		Tennessee
100%	PNFP Statutory Trust I		Connecticut
100%	PNFP Statutory Trust II		Delaware
100%	PNFP Statutory Trust III		Delaware
100%	PNFP Statutory Trust IV		Delaware
100%	BNC Bancorp Capital Trust I		Delaware
100%	BNC Bancorp Capital Trust II		Delaware
100%	BNC Bancorp Capital Trust III		Delaware
100%	BNC Bancorp Capital Trust IV		Delaware
100%	Valley Financial (VA) Statutory Trust I		Connecticut
100%	Valley Financial (VA) Statutory Trust II		Connecticut
100%	Valley Financial (VA) Statutory Trust III		Delaware
100%	Southcoast Capital Trust III		Delaware
100%	Sterling Real Estate Development of North Carolina, LLC		North Carolina
100%	Broadway Asset Management, Inc.		Georgia
100%	Banking Corporation of Florida Capital Trust		Delaware
100%	Synovus Georgia State Tax Credit Fund, LLC		Georgia
	77% JT Tax Credits, LLC		Georgia
67%	BFNM Building, LLC		South Carolina
49.94%	TTP Fund II, L.P.		Georgia

As of March 31, 2026